MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 8
Payment Date:     28-Aug-97
Reporting Month:  July

           Class
           Interest   Beginning       Interest      Interest      Principal      Total          Applied Ending
Class      Rate       Balance         Accrual       Payment       Payment        Distribution   Losses  Balance
Class A-1  5.868440%  $501,056,954.86 $2,450,352.23 $2,450,352.23 $24,743,631.50 $27,193,983.73 $0.00   $476,313,323.36
Class A-2  6.248440%  $142,000,000.00   $739,398.73   $739,398.73          $0.00    $739,398.73 $0.00   $142,000,000.00
Class A-3 12.000000%   $89,978,000.00   $899,780.00   $899,780.00          $0.00    $899,780.00 $0.00    $89,978,000.00

                      $733,034,954.86 $4,089,530.96 $4,089,530.96 $24,743,631.50 $28,833,162.46 $0.00   $708,291,323.36

  Class              CUSIP     Priority     Principal Type  Interest Type
Class A-1            589962AY5 Senior       Sequential      Floater
Class A-2            589962AZ2 Senior       Sequential      Floater
Class A-3            589962BA6 Senior       Sequential      Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 8
Payment Date:     28-Aug-97
Reporting Month:  July

                                                           Interest     Interest      Principal
          Original        Original  Integral     Record    Accrual      Payment       Payment     Ending          Remaining
Class     Balance         Pct Pool  Denomination Date      Factor       Factor        Factor      Balance         Principal Factor
Class A-1 $710,500,000.00 75.00%    $1,000.00    31-Jul-97  3.44877161   3.44877161   34.82566010 $476,313,323.36 0.67039173
Class A-2 $142,000,000.00 14.99%    $1,000.00    31-Jul-97  5.20703331   5.20703331    0.00000000 $142,000,000.00 1.00000000
Class A-3  $89,978,000.00  9.50%    $1,000.00    31-Jul-97 10.00000000  10.00000000    0.00000000  $89,978,000.00 1.00000000

          $942,478,000.00                                                                         $708,291,323.36

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 8
Payment Date:   28-Aug-97
Report Date:    July

Collateral Proceeds Account


Beginning Balance                                  $0.00

Deposits                                                         Withdrawals

Interest Net of Servicing Fee              $4,824,845.04         Interest Payments               $4,089,530.96
Principal                                 $24,743,631.50         Principal Payments             $24,743,631.50
Deposits From Reserve Fund                         $0.00         Surplus                           $682,192.22
Other Deposits                                     $0.00         FSA Fee                            $53,121.85
                                                                 Discount Principal Reserve              $0.00

Total Deposit                             $29,568,476.54         Total Withdrawals              $29,568,476.54

                                                                 Ending Balance                          $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 8
Payment Date:         28-Aug-97
Reporting Month       July

Reserve Funds and Subordination

                            Initial Coverage    Beginning Coverage  Adjustments Losses Insured Balance Ending Balance
Type
Pool Over Collateralization 0.50% $4,736,097.11 0.64% $4,736,097.11 $0.00       $0.00  $713,027,420.47 0.66% $4,736,097.11

Surplus Summary

Class                      Total Distribution
Surplus                    $682,192.22

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days               114         $20,637,712             2.89%
60+ Days                39          $7,538,626             1.06%
90+ Days                75         $12,631,191             1.77%
Foreclosure             73         $16,117,756             2.26%
REO                     52          $9,506,058             1.33%

Totals                 353         $66,431,343             9.32%


Advances on Delinquencies                                         $435,659
Non-Recoverable Advances on Delinquencies                            $0.00